Exhibit 10.10
Officers' and Directors' Liability Policy





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POLICY NUMBER:
485-38-16

RENEWAL OF:
483-12-48

AIG logo
American International Companies

Directors, Officers and Corporate Liability Insurance Policy

/_/ AIU Insurance Company          /_/ Illinois National Insurance Company
/_/ American International
    South Insurance Company        /X/ National Union Fire Insurance Company
                                       of Pitts., PA (R)
/_/ Birmingham Fire Insurance
    Company of Penns.              /_/ National Union Fire Insurance Company of
                                       Louisiana
/_/ Granite State Insurance        /_/ New Hampshire Insurance Company
    Company

                (each of the above being a capital stock company)

NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MUST ADVANCE DEFENSE COSTS PAYMENTS PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1.   NAMED CORPORATION: STV GROUP, INC.

          MAILING ADDRESS: 11 ROBINSON, STREET
                           POTTSTOWN, PA 19464

          STATE OF INCORPORATION OF THE NAMED CORPORATION:
                           Pennsylvania

ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3.   POLICY PERIOD: From: May 05, 1997 To: May 05, 1998
          (12:01 A.M. standard time at the address stated in Item 1.)

ITEM 4.   LIMIT OF LIABILITY: $6,000,000
          aggregate for Coverages A and B combined (including Defense Costs)

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ITEM 5.   RETENTION:

          SECURITIES CLAIMS:

          Judgments & Settlements (all coverages)           None

          Defense Costs (non-Indemnifiable Loss)            None

          Defense Costs (Coverage B(i) and
          Indemnifiable Loss)                               $125,000
                                                            for Loss arising
                                                            from Claims alleging
                                                            the same Wrongful
                                                            Act or related
                                                            Wrongful Acts
                                                            (waivable under
                                                            Clause 6 in certain
                                                            circumstances)

          OTHER CLAIMS:
          Judgments, Settlements and Defense
          Costs (non-Indemnifiable Loss)                    None

          Judgments, Settlements and Defense
          Costs (Indemnifiable Loss)                        $125,000
                                                            for Loss arising
                                                            from Claims alleging
                                                            the same Wrongful
                                                            Act or related
                                                            Wrongful Acts

ITEM 6.   CONTINUITY DATES:

          A. Coverages A and B(ii):                         October 26, 1983

          B. Coverage B(i):                                 May 05, 1996

          C. Coverages A and B:

             Outside Entity Coverage
             (Per Outside Entity)
             See Endorsement #62790

ITEM 7.   PREMIUM:                                          $70,000

ITEM 8.   NAME AND ADDRESS OF INSURER ("Insurer"):
         (This policy is issued only by the insurance company indicated below.)
          National Union Fire Insurance Company of Pittsburgh, Pa.
          175 Water Street
          New York, NY 10038

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IN WITNESS  WHEREOF,  the  Insurer  has caused  this  policy to be signed on the
Declarations  Page  by  its  President,   a  Secretary  and  a  duly  authorized
representative of the Insurer.

/s/ Elizabeth M. Tuck                   /s/ Kris Moor
SECRETARY                               President


/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE


COUNTERSIGNATURE DATE                   COUNTERSIGNED AT


ROEHRS & COMPANY INC.
PO BOX 100
EXTON, PA l9341

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AIG LOGO

                        American International Companies

          DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY

In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, the insurance company designated in Item 8 of the Declarations, herein called the "Insurer", agrees as follows:

1.   INSURING AGREEMENTS

     COVERAGE A: DIRECTORS AND OFFICERS INSURANCE

     This policy shall pay the Loss of each and every Director or Officer of the Company arising from a Claim first made against the Directors or Officers during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, except when and to the extent that the Company has indemnified the Directors or Officers. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

     COVERAGE B: CORPORATE LIABILITY INSURANCE

     This policy shall pay the Loss of the Company arising from a:

          (i)  Securities Claim first made against the Company, or

          (ii) Claim first made against the Directors or Officers,

     during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act, but, in the case of (ii) above, only when and to the extent that the Company has indemnified the Directors or Officers for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

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2.   DEFINITIONS

     (a)  "Claim" means:

          (1)  a written demand for monetary or non-monetary relief; or
          (2) a civil, criminal, or administrative proceeding for monetary or non-monetary relief which is commenced by:
               (i)  service of a complaint or similar pleading; or
               (ii) return  of  an  indictment   (in  the  case  of  a  criminal
                    proceeding); or
               (iii) receipt or filing of a notice of charges.

          The term Claim" shall include a Securities Claim; provided, however, that with respect to Coverage B(i) only, Claim or Securities Claim shall not mean a criminal or administrative proceeding against the Company.

     (b) "Company" means the Named Corporation designated in Item 1 of the Declarations and any Subsidiary thereof.

     (c)  "Continuity Date" means the date set forth in:

          (1)  Item 6A of the  Declarations  with  respect to  Coverages A and B
               (ii); or

          (2)  Item 6B of the Declarations with respect to Coverage B(i); or

          (3) Item 6C of the Declarations with respect to Coverages A and B for a Claim against an Insured arising out of such Insured serving as a director, officer, trustee or governor of an Outside Entity.

     (d) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of a Claim against the Insureds, but excluding salaries of Officers or employees of the Company.

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     (e)  "Director(s) or Officer(s)" or "Insured(s)" means:

          (1) with respect to Coverages A and B (ii), any past, present or future duly elected or appointed directors or officers of the Company. In the event the Named Corporation or a Subsidiary thereof operates outside the United States, then the terms "Director(s) or Officer(s)" or "Insured(s)" also mean those titles, positions or capacities in such foreign Named Corporation or Subsidiary which is equivalent to the position of Director(s) or Officer(s) in a corporation incorporated within the United States. Coverage will automatically apply to all new Directors and Officers after the inception date of this policy;


          (2)  with respect to Coverage B(i) only, the Company.

     (f)  "Listed Event" means any of the following events:

          (1) any event for which the Company has reported or is required to report on Form 8-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934; or

          (2) any restatement or correction of a Company financial statement contained in any document filed with the Securities and Exchange Commission; or

          (3) any statement or disclosure made by or on the behalf of the Company relating to a prior forecast, estimate or projection of the Company's earnings or sales made by or on behalf of the Company, which statement or disclosure represents a greater than 15% change from such prior forecast, estimate or projection.

     (g) "Loss" means damages, judgments, settlements and Defense Costs; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, or matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

          Further, with respect to Coverage B only, Loss shall not include damages, judgments or settlements arising out of a Claim alleging that the Company paid an inadequate or unfair price or consideration for the purchase of its own securities or the securities of a Subsidiary.

          Notwithstanding the foregoing, with respect to Coverage B(i) only and subject to the other terms, conditions and exclusions of the policy, Loss shall include punitive damages (if insurable by law) imposed upon the Company.

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     (h)  "No Liability"  means with respect to a Securities  Claim made against the Insured(s): (1) a final judgment of no liability obtained prior to trial, in favor of all Insureds, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals; or
          (2) a final judgment of no liability obtained after trial, in favor of all Insureds, after exhaustion of all appeals. In no event shall the term "No Liability" apply to a Securities Claim made against an Insured for which a settlement has occurred.

     (i)  "Outside Entity" means:

          (1) a not-for-profit organization under section 501(c)(3) of the Internal Revenue Code of 1986 (as amended); or

          (2) any other corporation, partnership, joint venture or other organization listed by endorsement to this policy.

     (j) "Policy Period" means the period of time from the inception date shown in Item 3 of the Declarations to the earlier of the expiration date shown in Item 3 of the Declarations or the effective date of cancellation of this policy; however, to the extent that coverage under this policy replaces coverage in other policies terminating at noon standard time on the inception date of such coverage hereunder, then such coverage as is provided by this policy shall not become effective until such other coverage has terminated.

     (k) "Securities Claim" means a Claim made against an Insured which alleges a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, rules or regulations promulgated thereunder, the securities laws of any state, or any foreign jurisdiction, and which alleges a Wrongful Act in connection with the claimant's purchase or sale of, or the offer to purchase or sell to the claimant, any securities of the Company, whether on the open market or arising from a public or private offering of securities by the Company.

     (l)  "Subsidiary" means:

          (1) any corporation of which the Named Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries;

          (2) automatically any corporation whose assets total less than 10% of the total consolidated assets of the Company as of the inception date of this policy, which corporation becomes a Subsidiary during the Policy Period. The Named Corporation shall provide the Insurer with full particulars of the new Subsidiary before the end of the Policy Period;

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          (3)  any  corporation  which  becomes a  Subsidiary  during the Policy
               Period (other than a corporation described in paragraph (2) above) but only upon the condition that within 90 days of its becoming a Subsidiary the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and
               agreed  to  any  additional   premium  and/or  amendment  of  the
               provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary.

          A corporation becomes a Subsidiary when the Named Corporation owns more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries. A corporation ceases to be a Subsidiary when the Named Corporation ceases to own more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries.

          In all events, coverage as is afforded under this policy with respect to any Claim made against a Subsidiary or any Director or Officer thereof shall only apply for Wrongful Acts committed or allegedly committed after the effective time that such Subsidiary became a Subsidiary and prior to the time that such Subsidiary ceased to be a Subsidiary

     (m) "wrongful Act" means:

          (1) with respect to individual Directors or Officers, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers of the Company in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers of the Company, or any matter claimed against them arising out of their serving as a director, officer, trustee or governor of an Outside Entity in such capacities, but only if such service is at the specific written request or direction of the Company,

          (2) with respect to the Company, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Company, but solely as respects a Securities Claim.

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3.   EXTENSIONS

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from any Claims made against the estates, heirs, or legal representatives of deceased Directors or Officers, and the legal representatives of
     Directors or Officers in the event of incompetency, insolvency or bankruptcy, who were Directors or Officers at the time the Wrongful Acts upon which such Claims are based were committed.

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from all Claims made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of an individual Director or Officer for all Claims arising solely out of his or her status as the spouse of an individual Director or Officer, including a Claim that seeks damages recoverable from marital community property, property jointly held by the individual Director or Officer and the spouse, or property transferred from the individual Director or Officer to the spouse; provided, however, that this extension shall not afford coverage for any Claim for any actual or alleged Wrongful Act of the spouse, but shall apply only to Claims arising out of any actual or alleged Wrongful Acts of an individual Director or Officer, subject to the policy's terms, conditions and exclusions.

4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with a Claim made against an Insured:

     (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which an Insured was not legally entitled;

     (b) arising out of, based upon or attributable to: (1) profits in fact made from the purchase or sale by an Insured of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (2) payments to an Insured of any remuneration without the previous approval of the stockholders of the Company, which payment without such previous approval shall be held to have been illegal;

     (c) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act;

          [The Wrongful Act of a Director or Officer shall not be imputed to any
          other  Director  or  Officer  for  the  purpose  of  determining   the
          applicability of the foregoing exclusions 4(a) through 4(c)]

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     (d)  alleging,  arising  out of,  based upon or  attributable  to the facts alleged, or to the same or related Wrongful Acts alleged or contained, in any claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the Continuity Date, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation;

     (f) alleging, arising out of, based upon or attributable to a Listed Event that occurs no later than 90 days subsequent to the Continuity Date; provided, however, that this exclusion shall only apply with respect to coverage which would have otherwise been afforded under Coverage B(i) of the policy;

     (g) with respect to serving as a director, officer, trustee or governor of an Outside Entity, for any Wrongful Act occurring prior to the Continuity Date if the Insured knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

     (h) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of the Directors or Officers serving in their capacities as directors, officers, trustees or governors of any other entity other than the Company or an Outside Entity, or by reason of their status as directors, officers, trustees or governors of such other entity;

     (i) which is brought by any Insured or by the Company; or which is brought by any security holder of the Company, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company; provided, however, this exclusion shall not apply to a wrongful termination of employment Claim brought by a former employee other than a former employee who is or was a Director of the Company;

     (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director, officer, trustee or governor thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, the Outside Entity, any director, officer, trustee or governor thereof, any Insured or the Company;

     (k) for bodily injury, sickness, disease, death or emotional distress of any person, or damage to or destruction of any tangible property, including the loss of use thereof, or for injury from libel or slander or defamation or disparagement, or for injury from a violation of a person's right of privacy;

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     (l)  alleging,  arising out of, based upon,  attributable to, or in any way involving, directly or indirectly:

          (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or

          (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

          including but not limited to a Claim alleging damage to the Company or its securities holders.

          Pollutants include (but are not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

     (m) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974, or amendments thereto or any similar provisions of state statutory law or common law.

5.   LIMIT OF LIABILITY -(FOR ALL LOSS -INCLUDING DEFENSE COSTS)

     The Limit of Liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under Coverage A and Coverage B combined, arising out of all Claims first made against the Insureds during the Policy Period and the Discovery Period (if applicable); however, the Limit of Liability for the Discovery Period shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, any Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate Limit of Liability stated in Item 4 of the Declarations.

     Defense Costs are not payable by the Insurer in addition to the Limit of Liability. Defense Costs are part of Loss and as such are subject to the Limit of Liability for Loss.

6.   RETENTION CLAUSE

     The Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the Retention amount stated in Item 5 of the Declarations, such Retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regard to all Loss under: (i) Coverage A or B(ii) for which the Company has indemnified or is permitted or required to indemnify the Director(s) or Officer(s) ("Indemnifiable Loss"); or (ii) Coverage B(i). A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

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     Notwithstanding  the foregoing,  solely with respect to a Securities  Claim under this policy, the Retention shall only apply to Defense Costs; provided, however, no Retention shall apply for a Securities Claim even as respects Defense Costs in the event of a determination of No Liability of all Insureds, and the Insurer shall thereupon reimburse such Defense Costs paid by the Insured.

7.   NOTICE/CLAIM REPORTING PROVISIONS

     Notice hereunder shall be given in writing to the Insurer named in Item 8 of the Declarations at the address indicated in Item 8 of the Declarations.

     If mailed, the case of mailing shall constitute the date that such notice was given and proof of mailing shall be sufficient proof of notice.

     (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of any Claim made against an Insured as soon as practicable and either:

          (1) any time during the Policy Period or during the Discovery Period (if applicable); or

          (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim is reported no later than 30 days after the date such Claim was first made against an Insured.

     (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given, shall be considered made at the time such notice was given.

     (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a Claim, with full particulars as to dates, persons, and entities involved, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice of such circumstances was given.

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8.   DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE
     COSTS)

     Under both Coverage A and Coverage B of this policy, except as hereinafter stated, the Insurer shall advance, at the written request of the Insured, Defense Costs prior to the final disposition of a Claim. Such advanced payments by the Insurer shall be repaid to the Insurer by the Insureds or the Company severally according to their respective interests, in the event and to the extent that the Insureds or the Company shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     The Insurer does not, however, under this policy, assume any duty to defend. The Insureds shall defend and contest any Claim made against them. The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment, or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The Insurer's consent shall not be unreasonably withheld, provided that the Insurer shall be entitled to effectively associate in the defense and the negotiation of any settlement of any Claim.

     The Insurer shall have the right to effectively associate with the Company and the Insureds in the defense of any Claim that appears reasonably likely to involve the Insurer, including but not limited to negotiating a settlement. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

     The Insurer may make any settlement of any Claim it deems expedient with respect to any Insured subject to such Insured's written consent. If any Insured withholds consent to such settlement, the Insurer's liability for all Loss on account of such Claim shall not exceed the amount for which the Insurer could have settled such Claim plus Defense Costs incurred as of the date such settlement was proposed in writing by the Insurer.

     The Company is not covered in any respect under Coverage A; the Company is covered, subject to the policy's terms and conditions, only with respect to its indemnification of its Directors or Officers under Coverage B(ii) as respects a Claim against such Directors and Officers, and subject to the policy's terms and conditions, under Coverage B(i) for a Securities Claim made against the Company. Accordingly, the Insurer has no obligation under this policy for Defense Costs incurred by, judgments against or settlements by the Company arising out of a Claim made against the Company other than a covered Securities Claim, or any obligation to pay Loss arising out of any legal liability that the Company has to the claimant except as respects a covered Securities Claim against the Company.

62335 (5/95)

     With respect to (i) Defense Costs jointly incurred by, (ii) any joint settlement made by, and/or (iii) any adjudicated judgment of joint and several liability against the Company and any Director or Officer, in connection with any Claim other than a Securities Claim, the Company and the Director(s) or Officer(s) and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Director(s) or Officers(s) and the Insurer, taking into account the relative legal and financial exposures of and the relative benefits obtained by the Directors and Officers and the Company. In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance such Defense Costs which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

9.   PRE-AUTHORIZED SECURITIES DEFENSE ATTORNEYS

     Only with respect to a Securities Claim:

     Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insured a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of any Securities Claim made against them.

     The Insureds shall select a Panel Counsel Firm to defend a Securities Claim made against the Insureds in the jurisdiction in which the Securities Claim is brought. In the event a Securities Claim is brought in a jurisdiction not included on the list, the Insureds shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographical jurisdiction to either where the Securities Claim is brought or where the corporate headquarters of the Named Corporation is located. In such instance the Insureds also may, with the consent of the Insurer, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the jurisdiction in which the Securities Claim is brought to function as "local counsel" on the Securities Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Securities Claim.

     With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by other Insured defendants if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable.

     The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this policy during the Policy Period without the consent of the Named
     Corporation. At the request of the Insured, the Insurer may in its discretion add to the attached list of Panel Counsel Firms for the purposes of defending a Securities Claim made against the Insured in any specified jurisdiction (including a jurisdiction not originally included in the Panel Counsel list) a Panel Counsel Firm not originally listed for such jurisdiction. The Insurer may in its discretion waive, in part or in whole, the provisions of this clause as respects a particular Securities Claim.

62335 (5/95)

10.  DISCOVERY CLAUSE

     Except as indicated below, if the Insurer or the Named Corporation shall cancel or refuse to renew this policy, the Named Corporation shall have the right, upon payment of an additional premium of 75% of the "full annual premium", to a period of one year following the effective date of such cancellation or nonrenewal (herein referred to as the "Discovery Period") in which to give to the Insurer written notice of Claims first made against the Insureds during said one year period for any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy. As used herein, "full annual premium", means the premium level in effect immediately prior to the end of the Policy Period. The rights contained in this paragraph shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within 30 days of the effective date of cancellation or nonrenewal.

     In the event of a Transaction, as defined in Clause 12, the Named Corporation shall have the right, within 30 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction) for a period of no less than three years or for such longer or shorter period as the Named Corporation may request. The Insurer shall offer such Discovery Period pursuant to such terms, conditions and premium as the Insurer may reasonably decide. In the event of a Transaction, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

     The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

11.  CANCELLATION CLAUSE

     This policy may be canceled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may also be canceled by or on behalf of the Insurer by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item 1 of the Declarations, written notice stating when, not less than 60 days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

     If this policy shall be canceled by the Named Corporation, the Insurer shall retain the customary short rate proportion of the premium herein.

     If this policy shall be canceled by the Insurer, the Insurer shall retain the pro rata proportion of the premium herein.

62335 (5/95)

     Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation, but such payment shall be made as soon as practicable,

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

12.  CHANGE IN CONTROL OF NAMED CORPORATION

     If during the Policy Period:

     a. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

     b. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities;

          (either of the above events herein referred to as the "Transaction")

     then this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Corporation shall also have the right to an offer by the Insurer of a Discovery Period described in Clause 10 of the policy.

     The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.


13.  SUBROGATION

     In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all the Company's and the Insureds' rights of recovery thereof, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer to effectively bring suit in the name of the Company and/or the Insureds. In no event, however, shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a criminal act, or been judicially determined to have committed a deliberate fraudulent act, or obtained any profit or advantage to which such Insured was not legally entitled.

62335 (5/95)

14. OTHER INSURANCE AND INDEMNIFICATION

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

     In the event of a Claim against a Director or Officer arising out of his or her serving as director, officer, trustee or governor of an Outside Entity, coverage as is afforded by this policy shall be specifically excess of indemnification provided by such Outside Entity and any insurance provided to such Outside Entity with respect to its directors, officers, trustees or governors. Further, in the event such other Outside Entity insurance is provided by the Insurer or any member company of American International Group, Inc. ("AIG") (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a Claim) then the maximum aggregate Limit of Liability for all Losses combined covered by virtue of this policy as respects any such Claim shall be reduced by the limit of liability (as set forth on the declarations page) of the other AIG insurance provided to such Outside Entity.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Corporation shall act on behalf of its Subsidiaries and all Insureds with respect to the giving notice of Claim or giving and receiving notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a Discovery Period.

16.  ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

17.  ARBITRATION

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management or insurance issues relevant to the matters in dispute.

62335 (5/95)

     Any party may commence such arbitration proceeding in either New York, New York; Atlanta, Georgia; Chicago, Illinois; or Denver, Colorado. The
     arbitrators shall give due consideration to the general principles of Delaware law in the construction and interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

     The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs.

     Each party shall bear equally the expenses of the arbitration.

18.  ACTION AGAINST INSURER

     Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.

19.  HEADINGS

     The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

62335 (5/95)

                                               -1-
                    APPENDIX A

                   PANEL COUNSEL

California

Brobeck, Phleger & Harrison
Spear Street Tower
One Market
San Francisco, CA 94105
Contact:
Tower C. Snow Jr.                  415-442-0900

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, CA 90071-3197
Contact:
Robert S. Warren                   213-229-7326
John H. Sharer                     213-229-7476
Wayne W. Smith                     213-229-7464

Heller, Ellman, White & McAuliffe
333 Bush Street San Francisco,
CA 94104 Main Tel:
Contact:                           415-772-6000
Douglas N. Schwab
M. Laurence Popofsky

Heller, Ellman, White & McAuliffe
525 University Avenue
Palo Alto, CA 94301
Contact:
Norman J. Blears                   415-324-7000

Irell & Manella
1800 Avenue of the Stars
Suite 900
Los Angeles, CA 90067
Contact:
Richard Borow                      310-277-1010

Latham & Watkins
633 West Fifth Avenue
Suite 4000
Los Angeles CA, 90071-2007
Contact:
Hugh Stevens Wilson                213-485-1234

Latham & Watkins
505 Montgomary Street
Suite 1900
San Francisco, CA 94111
Contact:
Paul H. Dawes                      415-391-0600

McCutchen Doyle, Brown & Emerson
355 South Grand Avenue
Suite 4400
Los Angeles, CA 90071-1560
Contact:
John C. Morrissey                  213-680-6400

McCutchen, Doyle, Brown & Emerson
Three Embarcadero Center
San Francisco, CA 94111
Contact:
David M. Balabanian                415-393-2000
Mary Huser                         415-393-2000

Morrison & Foerster
425 Market Street
San Francisco, GA 94104-2482
Contact:
Paul T. Friedman                   415-268-7444

Morrison & Foerster
555 West 5th Street -Suite 3500
Los Angles, CA 90013-1024
Contact:
Rober S. Stern                     213-892-5464

Munger, Tolles & Olson
355 South Grand Avenue-35th Floor
Los Angeles, CA 90071-1560
Contact:
Dennis L. Kinnaird                 213-683-9264
John W. Spiegel                    213-683-9152

O'Melveny & Myers
400 South Hope Street
Los Angeles, CA 90071-2899
Main Tel:                          213-669-6000
Contact:
Seth Aronson
Robert Vanderet

O'Melveny & Myers
610 Newport Center
Newport Beach, CA 92660
Contact:
Phillip Kaplan                     714-760-9600

                                               -2-
              APPENDIX A (continued)

                   PANEL COUNSEL

O'Melveny & Myers
275 Battery Street
San Francisco, CA 94111
Contact:
Richard Warner                     415-984-8700

Orrick Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA 94111
Main Tel:                          415-392-1122
Contact:
James A. Hughes
W. Reece Bader
Richard J. Lucas

Pillsbury Madison & Sutro
225 Bush Street
P.O. Box 7880
San Francisco, CA 94104
Contact:
Gary H. Anderson                   415-983-1000

Pillsbury Madison & Sutro
725 South Figueroa Street
Suite 1200
Los Angeles CA 90017
Contact:
Steve 0. Kramer                    213-488-7100

Pillsbury Madison & Sutro
101 West Broadway
Suite 1800
San Diego, CA 92101
Contact:
David E. Kleinfeld                 619-234-5000

Sherman & Sterling
555 California Street
San Francisco, CA 94104
Contact:
Susan Samuels Muck                 415-616-1198

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue
Los Angeles, CA 90071
Main Tel:                          213-687-5000
Contact:
Frank Rothman
James E. Lyons

Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo, Alto, CA 94304-1050
Main Tel:                          415-493-9300
Contact:
Bruce G. Vanyo
Steven M. Sethatz

District of Columbia

Arnold & Porter
555 Twelfth Street N.W.
Washington, D.C. 20004-1202
Contact:
Scott Schreiber                    202-942-5672

Davis, Polk & Wardwell
1300 I Street, N.W.
Washington, DC 20005
Main Tel:                          202-962-7000
Contact
Scott W. Muller

Gibson, Dunn & Crutcher
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036-5306
Contact:
F. Joseph Warin                    202-887-3609

Patton Boggs, L.L.P.
2550 M Street N.W.
Washington, D.C. 20037
Contact:
C. Allen Foster                    202-457-6320
Charles H. Camp                    202-457-5265

Sherman & Sterling
801 Pennsylvania Avenue, N.W.
Washington, DC 20004-2604
Main Tel:                          202-508-8000
Contact:
Thomas S. Martin
Jonathan L. Greenblat

Willkie Farr & Gallagher
Three Lafayette Centre
1155 21st Street N.W.
Washington, D.C. 20036-3384
Contact:
Kevin B. Clark                     202-328-8000

                                               -3-
              APPENDIX A (continued)

                   PANEL COUNSEL

Florida


Fowler White, Gillen, Boggs, Villareal
and Banker, P.A.
501 East Kennedy Boulevard
Suite 1700
Tampa, Fl 33602
Contact:
W. Donald Cox                      813-228-7411

Fowler, White, Gillen, Boggs, Villareal
and Banker, P.A.
601 Cleveland Street
Suite 800
Clearwater Florida 34615
Contact:
Burton W. Wiand                    813-446-8525

Katz, Barron, Squtiero, Faust & Berman, P.A.
2699 South Bayshore Drive
Seventh Floor
Miami, Florida 33133-5408
Contact:
Richard E. Berman                  305-856-2444

Zuckerman Spaeder Taylor & Evans LLP
900 Miami Center
201 South Biscayne Boulevard
Miami, Fl 33131
Main Tel:                          305-358-5000
Ronald B. Ravikoff
Thomas J. Meeks
Guy A. Rasco

Steel, Hector & Davis LLP
200 South Biscayne Boulevard
Miami, FL 33131-2398
Contact:
Lewis F. Murphy, P.A.              305-577-2957

Holland & Knight
400 North Ashley Drive
Suite 2300
Tampa, FL 33602
Main Tel:                          813-227-8500
Contact:
Frederick S. Schrils
Calvin Hayes
Gregory P. Hansel

Holland & Knight
50 North Laura Street
Suite 3900
Jacksonville, Fl 32202
Main Tel:                          904-353-2000
Contact:
George E. Schultz, Jr.

Holland & Knight
701 Brickell Avenue
Suite 3000
Miami, FL 33131
Main Tel:                          305-374-8500
Contact:
Marty Steinberg
William F. Hamilton

Holland & Knight
315 South Calhoun Street
Suite 600
Tallahassee, FL 32301
Main Tel:                          904-224-7000
Contact:
Robert R. Feagin, Ill

Georgia

Alston & Bird
One Atlantic Center
1201 W. Peachtree Street
Atlanta, GA 30309
Contact:
Peter Q Bassett                    404-881-7343
Mary C. Gill                       404-881-7276

King & Spalding
191 Peachtree Street
Atlanta, GA 30303-1763
Main Tel:                          404-572-4600
Contact:
Grippin B. Bell
Michael R. Smith

Long, Aldridge & Norman
One Peachtree Center-Suite 5300
303 Peachtree Street
Atlanta, GA 30308
Contact:
J. Allen Maines                    404-527-8340
Sharon Glenn                       404-527-8391

                                               -4-
              APPENDIX A (continued)
                   PANEL COUNSEL

Smith Gambrell & Russel
3343 Peachtree Road, N.E.-Suite 1800
Atlanta, GA 30326-1010
Contact:
David A. Handley                   404-264-2671
Robert C. Schwartz                 404-264-2658

Illinois

Jenner & Block
One IBM Plaza
Chicago, IL 60611
Contact:
Jerold Solovy                      312-222-9350

Freeborn & Peters
311 South Wacker Drive
Suite 3000
Chicago, IL 60606-6677
Contact:
David H. Kistenbroker              312-360-6567

Kirkland & Ellis
2000 East Randolph Drive
Chicago, IL 60601
Main Tel:                          312-861-2000
Contact:
Garrett B. Johnson
Robert J. Kopecky

Sidley & Austin
One First National Plaza
Chicago, IL 60603
Contact:
Walter C. Carlson                  312-853-7734
Robert A. Downing                  312-853-7434
Eugene A. Schoon                   312-853-7279

Skadden, Arps, Slate, Meager & Flom
333 West Wacked Drive
Chicago, IL 60606
Main Tel:                          312-407-0700
Contact: Susan Getzendanner
Timothy A. Nelsen

Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, IL 60606
Contact:
Harold D. Shapiro                  312-876-8035

Massachusetts

Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109
Contact:
Don M. Kennedy                     617-570-1000

Hale & Dorr
60 State Street
Boston, MA 02109
Main Tel:                          617-526-6000
Contact:
Jeffrey Rudman
John Batter

Mintz, Levin, Cohn, Feris, Glovsky & Popeo
One Financial Center
Boston, MA 02111
Contact:
Peter M. Saparoff                  617-542-6000

Palmer & Dodge
One Beacon Street
Boston, MA 02108
Contact:
Peter S. Terris                    617-573-0100

Ropes & Gray
One International Plaza
Boston, MA 02110-2624
Contact: John D. Donovan, Jr.      617-951-7566

Skadden, Arps, Slate, Meager & Flom
One Beacon Street
Boston, Ma 02108
Main Tel:                          617-573-4800
Contact:
Thomas A. Dougherty
George J. Skelly

                                               -5-
              APPENDIX A (continued)

                   PANEL COUNSEL

Testa, Hurwitz & Thibeault
High Street Tower
125 High Street
Boston, MA 02110
Contact:
Brian E. Pastuszenski              617-248-7000
Edmund G. Case

New York

Arnold & Porter
399 Park Avenue
New York, NY 10022-4690
Contact:
Scott Schreiber                    212-715-1000

Cahill Gordon & Reindel
80 Pine Street
New York, NY 10005
Main Tel:                          212-701-3000
Contact:
Charles A. Gilman
Immanuel Kohn
Thomas J. Kavaler

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Main Tel:                          212-450-4000
Contact:
Henry L. King
Daniel F. Kolb

Fried, Frank, Harris, Shiver & Jacobson
One New York Plaza
New York, NY 10004
Contact:
Sheldon Raab                       212-859-8090

Kaye, Scholer, Fiernan, Hays & Handler
425 Park Avenue
New York, NY 10022
Contact:
Frederic W. Yerman                 212-836-8663

Kirkland & Ellis
Citicorp Center
153 East 53rd Street
New York, NY 10022-4675
Main Tel:                          212-446-4800
Contact:
Yosef J. Riemer
Frank M. Holozubiec

Mikbank, Tweed Hadley & McCloy
One Chase Manhattan Plaza
New York, NY 10005
Contact:                           212-530-5554
Russell Brooks

Shearman & Sterling
Citicorp Center
153 East 53rd Street
New York, NY 10022-4676
Contact
Jeremy G. Epstein                  212-848-8000

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017
Main Tel:                          212-455-2000
Contact:
Roy L. Reardon
James J. Hagan
Michael J. Chepiga

Skadden, Arps, Slate, Meager & Folm
919 Third Avenue
New York, NY 10022
Main Tel:                          212-735-3000
Contact:
Barry H. Garfinkel
Jonathan J. Lerner

Stroock, & Stroock & Lavan
Seven Hanover Square
New York, NY 10004-2696
Main Tel:                          212-806-5400
Contact
Melvin A Brosterman
Lawrence Greenwald
Alvin K. Hellerstein

                                               -6-
              APPENDIX A (continued)
                   PANEL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498
Main Tel:                          212-558-4000
Contact:
John L. Warden
Philip L. Grahman, Jr.

Robinson, Silverman, Pearce, Aronachn
& Berman
1290 Avenue of the Americas
New York, NY 10104
Contact:
Herbert Teitelbaum                 212-541-2000
Mark Bunin

Wachtell, Lipton, Rosen & Katz
51 West 57th Street
New York, NY 10019
Contact:
Norman Redlich                     216-371-9200

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY 10153
Contact:
Dennis J. Block                    213-310-8000

Wilkie, Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022-4677
Main Tel:                          212-821-8000
Contact:
David L. Foster
Richard L. Posen
Michael R. Young

Ohio

Jones Day, Reavis & Pogue
North Point
Lakeside Avenue
Cleveland, OH 44114
Contact: John Newman Jr.           216-586-3939

Philadelphia

Blank, Rome, Comisky & McCauley
1200 Four Penn Center
Philadelphia, PA 19103
Main Tel:                          215-569-5500
Contact: Alexander D. Bono
Richard P. McElroy
Jerome R. Richter

Cozen and O'Connor
The Atrium
1900 Market Street
Philadelphia, PA 19103
Main Tel:                          215-665-2000
Contact:
Patrick J. O'Connor
Thomas C. Zielinski
H. Robert Fiebach

Dechert Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Main Tel:                          215-994-4000
Contact:
Seymour Kurland
Jeffrey G. Weil

Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103-6993
Main Tel:                          215-963-5000
Contact:
Gregory M. Harvey
Marc J. Sonnenfeld
Elizabeth Hoop Fay

Pepper, Hamilton & Scheetz
3000 Two Logan Square
Eighteenth & Arch Streets
Philadelphia, PA 19103-2799
Main Tel:                          215-981-4000
Contact:
Jon A. Baughman
Laurence Z. Shiekman

                                               -7-
              APPENDIX A (continued)
                   PANEL COUNSEL

Wolf, Block, Schorr and Solis-Cohen
12th Floor-Packard Building
S.E. Corner 15th & Chestnut Streets
Philadelphia, PA 19102-2678
Contact:
Jay A. Dubow                       215-977-2058

Washington

Foster Pepper & Shefelman
1111 Third Avenue, Suite 3400
Seattle, Washington 98101-2399
Main Tel:                          206-447-4400
Main Fax:                          206-447-9700
Contact:
Peter S. Ehrlichman                206-447-8998
Stellman Keehnel                   206-447-8935


Davis Wright Tremain
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688
Main Tel:                          206-622-3150
Contact:
Stephen M. Rummage                 206-628-7755

Bogle & Gates
Two Union Square
601 Union Street
Seattle, Washington 98101-2346
Main Tel:                          206-682-5151
Contact:
                                   206-621-1478
                                   206-621-1448

Lane Powell Spearslubersky
1420 Fifth Avenue, Suite 4100
Seattle, WA 98101-2338

Main Telephone:                    206-223-7000
Main Fax:                          206-223-7107
Contact:
James L. Robart
Rudy A. Englund
James B. Stoetzer

Perkins Cole
1201 Third Avenue, 40th Floor
Seattle, WA 98101-3099
Main Telephone:                    206-583-8888
Main Fax:                          206-583-8500
Contact:
Ronald L. Berenstein
Harry H. Schneider

Texas

Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4618
Main Telephone:                    214-969-2800
Contact:
Lou Bickel
Mike Lowenberg

Akin, Gump, Strauss, Hauer & Feld, LLP
Pennzoil Place - South Tower
711 Louisianna Street, Suite 1900
Houston, TX 77002
Main Telephone:                    713-220-5800
Contact:
Charlie Moore
Paula Hinton

Baker & Botts, L.L.P.
910 Louisianna Street
Houston, TX 77002-4995
Main Telephone:                    713-229-1234
Contact:
William C. Slusser
Harold L. Metts

Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, TX 75201-2916
Main Telephone:                    214-953-6500
Contact:
Ronald L. Palmer

                                               -8-
              APPENDIX A (continued)
                   PANEL COUNSEL

Fulbright & Jaworski, L.L.P.
1301 McKinney
Suite 5100
Houston, TX 77010
Main Tel:                          713-651-5151
Contact:
Frank G. Jones
Richard N. Carroll

Fullbright & Jaworski, L.L.P.
2200 Ross Avenue
Suite 2800
Dallas, TX 75201
Contact:
Karl G. Dial                       214-855-8000

Haynes & Boone, L.L.P.
3100 Nationsbank Plaza
901 Main Street
Dallas, TX 75202-3789
Main Tel:                          214-651-5000
Contact:
Michael Boone
George Bramblett
Noel Hensley

Locke Purnell Rain Harrell
2200 Ross Avenue
Suite 2200
Dallas, TX 75201-6776
Contact:
John McElhaney                     214-740-8458
Peter Flynn                        214-740-8654
Morris Harrell                     214-740-8404

Thompson & Knight, P.C.
1700 Pacific
Suite 3300
Dallas, TX 75201-4693
Contact:
Timothy R. McCormick               214-969-1103

Vinson & Elkins
2500 First City Tower
1001 Fannin
Houston, TX 77002-6760
Contact: David T. Hedges, Jr.      713-758-2676

Vinson & Elkins
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201-2975
Contact:
Orrin L. Harrison

                                ENDORSEMENTS #1

This  endorsement,  effective  12:01 AM  May 05, 1997   forms a part of
policy  number  485-38-16
issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSIONS ENDORSEMENT
                                  (BROAD FORM)

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s):

A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

     (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed therefrom; or

     (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

     (3) the furnishing by an Insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

     (4) claims for damages to the Company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

B. (1) which is insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability underwriters, or Nuclear Insurance Association of Canada, or would be insured under any such policy but for its termination or exhaustion of its Limit of Liability; or,

     (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the Insured is, or had this policy not been issued would be entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into the United States of America, or any agency thereof, with any person or organization.

62739 (5/95)                                                              ED0592

As used in this endorsement

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or byproduct material;

"source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

"spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

"waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

"nuclear facility" means --

     (a)  any nuclear reactor,

     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all-premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

All other terms, conditions and exclusions remain unchanged.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62739 (5/95)                                                              EDO592

                                 ENDORSEMENT# 2

This  endorsement,  effective  12:01 AM May 05, 1997   forms a part of
policy  number  485-38-16
issued to STV GROUP, INC.



by National Union Fire Insurance Company of Pittsburgh, Pa.

                           CAPTIVE INSURANCE COMPANY


     In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payments for Loss in connection with any Claim made against any Insured(s) alleging, arising out of, based upon, attributable to the ownership, management, maintenance and/or control by the Company of any captive insurance company or entity including but not limited to Claims alleging the insolvency or bankruptcy of the Named Corporation as a result of such ownership, operation, management and control.


All other terms, conditions and exclusions remain unchanged.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62738 (5/95)                                                              ED0598

                                ENDORSEMENT # 3

This endorsement, effective 12:01 AM May 05, 1997 forms a part of policy number 485-38-16 issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                             COMMISSIONS EXCLUSION


In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s) alleging, arising out of, based upon, attributable to:

(i) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign government or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

(ii) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined In The Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the company or any members of their family or any entity with which they are affiliated; or

(iii) Political contributions, whether domestic or foreign.

All other terms, conditions and exclusions remain unchanged.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62737 (5/95)                                                              ED0591

                                ENDORSEMENT # 4

This endorsement, effective 12:01 AM May 05, 1997 forms a part of policy number 485-38-16 issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                       PENNSYLVANIA AMENDATORY ENDORSEMENT
                              TAIL COVERAGE CLAUSE

In consideration of the premium charged, it is hereby understood and agreed that the first paragraph of the clause which is referred to in the policy as the "Extended Reporting Clause" or "Discovery Clause" is deleted in its entirety and replaced by the following;

1.   DEFINITIONS

     The following definitions apply for purposes of this endorsement:

     1)   "Termination of Coverage" means:

          a)   cancellation of this policy: or

          b)   non-renewal of the policy.

     2) "Authorized Insured" means the "Named Insured", the "First Named Insured", Named Corporation", "Named Sponsor", or "Named Organization" first named in item 1 of the Declarations page of this policy.

     3) "Full Annual Premium" means the premium level in effect immediately prior to termination of coverage.

     4) "Insurer" means the insurance company which issued the policy to which this endorsement is attached.

II.  TAIL COVERAGE CLAUSE

     Upon Termination of Coverage by the Insurer or the Insured, the Authorized Insured shall have the right to purchase Tail Coverage. The premium for the Tail Coverage shall be 40% of the Full Annual Premium.

     Tail Coverage shall be effective for a period of one (1) year following the effective date of Termination of Coverage. If purchased, the Authorized Insured can give written notice to the Insurer of claims first made against an Insured during said one year period for a Wrongful act occurring prior to such Termination of Coverage and otherwise covered by the policy.

62805 (5/95)                                                              ED0524

The right of the Authorized Insured to buy Tail Coverage will terminate unless the Insurer within sixty (60) days from the effective date of Termination of Coverage receives written acceptance of the Tail Coverage from the Authorized Insured together with payment from the Authorized Insured of an amount equal to:
(a) the premium for the Tail Coverage plus (b) any premium for the Policy Period which is owed and not yet paid.

     The premium for the Tail Coverage shall be fully earned by the Insurer at the inception of the Tail. The Tail Coverage shall not be cancelable.

     The Limit of Liability for the Tail Coverage shall be part of and not in addition to the Limit Of Liability for the policy period.

     The offer by the Insurer of renewal terms, conditions, limits of liability and for premiums different from those of the expiring policy shall not constitute a refusal to renew.

All other terms, conditions and exclusions remain unchanged.



/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE


62805 (5/95)                                                              ED0524

                                 ENDORSEMENT #5

This endorsement, effective 12:01 AM May 05, 1997      forms a part of
policy number 485-38-16
issued to STV GROUP, INC.


by National Union Fire Insurance Company of Pittsburgh, Pa.

                                  PENNSYLVANIA
                             AMENDATORY ENDORSEMENT


Wherever used in this endorsement: 1) "we", "us", "our", and "Insurer" mean the insurance company which issued this policy; and 2) "you", "your", "named Insured", "First Named Insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the declarations page; and 3) "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

CANCELLATION/NONRENEWAL

The cancellation provision of this policy is amended as follows:

Canceling a policy midterm is prohibited except if:

1.   A condition material to insurability has changed substantially;

2.   Loss of reinsurance or a substantial decrease in reinsurance has occurred;

3.   Material misrepresentation by the Insured;

4.   Policy was obtained through fraud;

5.   The Insured has failed to pay a premium when due;

6.   The Insured has requested cancellation;

7.   Material failure to comply with terms;

8.   Other reasons that the commissioner may approve.

Notice Requirements for Midterm Cancellation and Nonrenewal

Notice shall be mailed by registered or first class mail by the Insurer directly to the named Insured. Written notice will be forwarded directly to the named Insured at least sixty (60) days in advance of the termination date unless one or more of the following exists:

     1) The Insured has made a material misrepresentation which affects the insurability of the risk, in which case the prescribed written notice of cancellation shall be forwarded directly to the named Insured at least fifteen (15) days in advance of the effective date of termination.

     2) The Insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days in advance of the effective date of termination.

52165 (11796)

     3) The policy was cancelled by the named Insured, in which case written notice of cancellation shall not be required and coverage shall be terminated on the data requested by the Insured. Nothing in these three sections shall restrict the Insurer's right to rescind an insurance policy ab initio upon discovery that the policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

The notice shall be clearly labeled "Notice of Cancellation" or "Notice of Nonrenewal". A midterm cancellation or nonrenewal notice shall state the specific reasons for the cancellation or nonrenewal. The reasons shall identify the condition or loss experience which caused the midterm cancellation or nonrenewal. The notice shall provide sufficient information or data for the Insured to correct the deficiency.

A midterm cancellation or nonrenewal notice shall state that, at the Insured's request, the Insurer shall provide loss information to the Insured for at least three years or the period of time during which the Insurer has provided coverage to the Insured, whichever is less. Loss information on the Insured shall consist of the following:

     1) Information on closed claims, including date and description or occurrence, and any amount of payments, if any;

     2)   Information  on  open  claims,   including  date  and  description  of
          occurrence, amount of payment, if any, and amount of reserves, if any;

     3) Information on notices of occurrence, including date and description of occurrence and amount or reserves, if any.

The Insured's written request for loss information must be made within ten (10) days of the Insured's receipt of the midterm cancellation or nonrenewal notice. The Insurer shall have thirty (30) days from the date of receipt of the Insured's written request to provide the requested information.

Notice of Increase in Premium

The Insurer shall provide not less than sixty (60) days notice of intent to increase the Insured's renewal premium with thirty (30) days notice of an estimate of the renewal premium. The notice of renewal premium increase will be mailed or delivered to the Insured's last known address. If notice is mailed, it will be by registered or first class mail.

Return of Unearned Premium

Cancellation Initiated by Insurer --Unearned premium must be returned to the Insured not later than ten (10) business days after the effective date of termination.

Cancellation Initiated by Insured --Unearned premium must be returned to the Insured not later than thirty (30) days after the effective date of termination.

All other terms, conditions and exclusions shall remain the same.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

52165 (11/96)

                                ENDORSEMENT # 6

This endorsement,  effective 12:01 AM May 05, 1997     forms a part of
policy number 485-38-16
issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                           OUTSIDE ENTITY ENDORSEMENT
                                      (2x)


In consideration of the premium charged, it is hereby understood and agreed that the following entities shall be deemed an "Outside Entity", but only as respects the Outside Entity's respective Continuity Date below:

      OUTSIDE ENTITY                                   CONTINUITY DATE

1) A not-for-profit  organization  under
section   501(c)  (3)  of  the  Internal
Revenue Code of 1986 (as amended).                       May 05, 1996

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62790 (6/95)                                                              EDO506

                                 Endorsement # 7

This endorsement, effective 12:01 a.m., MAY 05, 1997, forms a part of policy number 485-38-16 issued to STV GROUP, INC.
by National Union Fire Insurance Company of Pittsburgh, PA.

In consideration of the premium charged, it is hereby understood and agreed that, Clause 4.Exclusions (e), of the form(s) 62335 is deleted in its entirety and replaced by the following:

(e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of MAY 05,1992 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $1,000,000 excess of $3,000,000. exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of AUGUST 19, 1992, or alleging or derived from the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $2,000,000 excess of $4,000,000. exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of MAY 05, 1994, or alleging or derived from the same facts as alleged in such pending or prior litigation.

/s/ Ty Sagalow
Authorized Representative

                                 ENDORSEMENT# 8

This endorsement, effective 12:01 AM May 05, 1997 forms a part of policy number 485-38-16 issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

       SEC Exclusion Relating to Secondary Public Offerings of Securities
                        (With 30 day reporting provision)

In consideration of premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers (including but not limited to claims brought by any governmental or regulatory entity or any security holder, whether directly, derivatively or by class action, or by any other claimant) whether under federal, state or foreign, statutory, regulatory or common law, if such claim alleges, arises out of, is based upon or is attributable to the purchase or sale, or offer or solicitation of an offer to purchase or sell, any security of the Company in a public offering of securities (hereinafter an OFFERING OF SECURITIES).

This exclusion shall apply, but not be limited to, any such claim which alleges, arises out of, is based upon or is attributable to any claim arising out of any alleged misrepresentations or non-disclosures in any written or oral statement, including but not limited to any Registration Statement, prospectus, offering circular, private placement memorandum or other document or statement relating to the OFFERING OF SECURITIES, as well as any failure to file any document required to be filed with the Securities and Exchange Commission.

Notwithstanding the above, this endorsement shall not apply to the OFFERING OF SECURITIES described below:

         REGISTRATION STATEMENT NO.                           DATE

Notwithstanding the foregoing, however, this exclusion shall not apply in the event that within thirty days prior to the effective time of an OFFERING OF SECURITIES not scheduled or described above, the Company gives written notice thereof together with all particulars and underwriting information relating thereto; the Insurer agrees, in its discretion, to grant coverage subject to such terms, conditions and additional premium as it may require; and the Company accepts such terms, conditions and additional premium. Such coverage is also subject to the Company paying when due such additional premium.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

60059 (4/94)                                                              EDO308

                                 ENDORSEMENT# 9

This  endorsement,  effective  12:01 AM May 05, 1997   forms a part of
policy  number  485-38-16
issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                      ARCHITECT OR ENGINEER E&O EXCLUSION

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against an Insured(s) alleging, arising out of, based upon or attributable to the performance of or failure to perform services as an architect or engineer, or any act, error or omission related thereto.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.


/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62777 (5/95)                                                              ED0569

                                ENDORSEMENT# 10

This  endorsement,  effective  12:01 AM May O5, 1997        forms a part of
policy  number  485-38-16
issued to STV GROUP, INC.



by National Union Fire Insurance Company of Pittsburgh, Pa.

                      GENERAL PARTNER/PARTNERSHIP MANAGER/
                         JOINT VENTURE MANAGER EXCLUSION



In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s) alleging, arising out of, based upon or derived from an Insured's or the Company's acting as a general partner of any limited partnership, or a partnership manager of any general partnership, or joint venture manager of any joint venture.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.


/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62677 (5/95)                                                              EDO570

                                ENDORSEMENT # 11

This endorsement, effective 12:01 a.m., MAY 05, 1997, forms a part of policy number 485-38-16 issued to STV GROUP, INC.
by National  Union Fire  Insurance Company of Pittsburgh, PA.

                           CrisisFund (Service Mark)
                  (Crisis Communications Management Insurance)

In consideration of the premium charged, it is hereby understood and agreed that policy form 62335 (5/95) is amended to provide Crisis Management Coverage pursuant to the terms and conditions set forth below:

1. Clause I, Insuring Agreements, is amended to add the following new insuring agreement:

          CRISIS MANAGEMENT COVERAGE

          This policy shall pay the Crisis Management Loss of the Company arising from a Crisis Management Event first commencing during the Policy Period, up to the amount of the Crisis Management Fund.

2.   Clause 4, Exclusions, shall not be applicable to Crisis Management Loss.

3.   Clause 5, Limit of Liability, is amended to add the following:

          The limit of the Insurer's liability for Crisis Management Loss arising from all Crisis Management Events occurring during the Policy Period, in the aggregate, shall be the amount set forth as the Crisis Management Fund. This limit shall be the maximum limit of the Insurer under this policy regardless of the number of Crisis Management Events occurring during the Policy Period. Provided, however, that this single Crisis Management Event(s) limit shall be part of and not in addition to the Limit of Liability stated in Item 4 of the Declarations, which shall in all events be the maximum liability of the Insurer for all loss under this policy.

4. There shall be no Retention amount applicable to Crisis Management Loss, and the Insurer shall pay such Loss from first dollar subject to the other terms and conditions of this endorsement.

5.   An actual or anticipated Crisis Management Event shall be reported to the

66083(8/96)

     Insurer as soon as practicable but in no event later than thirty (30) days after the Company first incurs Crisis Management Loss for which coverage will be requested under this endorsement.

6. Clause 8 of the policy shall have no applicability to Crisis Management Events. There shall be no requirement for the Company to obtain prior written approval of the Insurer before incurring any Crisis Management Loss, provided that the Crisis Management Firm selected by the Company to perform the Crisis Management Services has been approved by the Insurer.

                                  Definitions

For the purposes of this endorsement, the following definitions shall apply:

A. Material Effect on the Company's Common Stock Price shall mean, within a period of 24 hours, that the price per share of the Company's common stock shall decrease by the greater of $5 per share or 10% net of the change in the Standard & Poor's Composite Index.

B.   Crisis Management Event shall mean:

     I. One of the following events which, in the good faith opinion of the Chief Financial Officer of the Company, did cause or is reasonably likely to cause, a Material Effect on the Company's Common Stock
          Price:

          (l)  Negative earning or sales announcement

               The public announcement of the Company's past or future earnings or sales, which is substantially less favorable than any of the following: (i) the Company's prior year's earnings or sales for the same period, (ii) the Company's prior public statements or projections regarding earnings or sales for such period, or (iii) an outside securities analyst's published estimate of the Company's earnings or sales.

          (2) Loss of a patent, trade mark or copyright or major customer or contract

               The public announcement of an unforeseen loss of: (i) the Company's intellectual property rights for a patent, trade mark or copyright, other than by expiration, (ii) a major customer or client of the Company; or (iii) a major contract

660B3(8/96)
               with the Company.

          (3)  Product recall or delay

               The public announcement of the recall of a major product of the Company or the unforeseen delay in the production of a major product of the Company.

          (4)  Mass tort

               The public announcement or accusation that the Company has caused the bodily injury, sickness, disease, death or emotional distress of a group of persons, or damage to or destruction of any tangible group of properties, including the loss of use thereof.

          (5)  Employee layoffs or loss of key executive officer(s)

               The public announcement of employee layoffs, or the death or resignation of one or more key executive officer(s) of the Company.

          (6)  Restatement of financial statement

               The public announcement of a restatement of the Company's previously filed financial statements.

          (7)  Elimination or suspension of dividend

               The public  announcement  of the  elimination  or suspension of a
               regularly   scheduled  dividend  previously  being  paid  by  the
               Company.

          (8)  Write-off of assets

               The public announcement that the Company intends to write off a material amount of its assets.

          (9)  Debt restructuring or default

               The public announcement that the Company has defaulted or intends
               to   default  on  its  debt  or  intends  to  engage  in  a  debt restructuring.

          (10) Bankruptcy

66083(8/96)

               The public announcement that the Company intends to file for bankruptcy protection or that a third party is seeking to file for involuntary bankruptcy on behalf of the Company; or the imminence of bankruptcy proceedings, whether voluntary or involuntary.

          (11) Governmental or regulatory litigation

               The  public   announcement  of  the  commencement  or  threat  of
               commencement   of  litigation  or   governmental   or  regulatory
               proceedings against the Company.

          (12) Other

               Any other event previously consented to by the Insurer which, in the good faith opinion of the Chief Financial Officer of the Company, did cause or is reasonably likely to cause, a Material Effect on the Company's Common Stock Price, but only if such event is specifically scheduled by written endorsement to the policy.

     II.  Unsolicited takeover bid

          An unsolicited written offer or bid by any person or entity other than an Insured or any affiliate of any Insured, whether publicly announced or privately made to a director or executive officer of the Company, to effect a Transaction (as Transaction is defined in Clause 12 of the policy) of the Company.

Provided, however, that the term Crisis Management Event shall not include any event relating to:

     (1) any claim which has been reported, or any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (2)  any pending or prior litigation as of MAY 05, 1997.

     (3) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants; provided, however, the foregoing shall not apply if the policy contains any endorsement modifying or deleting, in part or in whole, exclusion (1) of the policy;

66083(8/96)

     (4) the hazardous properties of nuclear materials; provided, however, the foregoing shall not apply to any Crisis Management Event arising from the ownership of, operation of, construction of, management of, planning of, maintenance of or investment in any nuclear facility.

The descriptions in the headings of the Crisis Management Events are solely for convenience and form no part of the terms and conditions of coverage.

For the purposes of this endorsement, a Crisis Management Event shall first commence when the Company or any of its directors or executive officers shall first become aware of the event and shall conclude at the earliest of the time when the Crisis Management Firm advises the Company that the crisis no longer exists or when the Crisis Management Fund has been exhausted.

C. Crisis Management Firm shall mean any public relations firm, crisis management firm or law firm hired by the Company or its directors, officers or employees to perform Crisis Management Services in connection with the Crisis Management Event which has been consented to by the Insurer, the consent for which shall not be unreasonably withheld. Attached to this endorsement is a list of firms which have been pre-approved by the Insurer and may be hired by the Company without further approval by the Insurer:

D.   Crisis Management Fund shall mean Fifty Thousand Dollars ($50,000).

E. Crisis Management Loss shall mean the following amounts incurred during the pendency of or within 90 days prior to and in anticipation of, the Crisis Management Event, regardless of whether a Claim is ever made against an Insured arising from the Crisis Management Event and, in the case where a Claim is made, regardless of whether the amount is incurred prior to or subsequent to the making of the Claim:

     (1) Amounts for which the Company is legally liable for the reasonable and necessary fees and expenses incurred by a Crisis Management Firm in the performance of Crisis Management Services for the Company arising from a Crisis Management Event; and

     (2) Amounts for which the Company is legally liable for the reasonable and necessary printing, advertising, mailing of materials, or travel by directors, officers, employees or agents of the Company or the Crisis Management Firm, in connection with the Crisis Management Event.

F. Crisis Management Services means those services performed by a Crisis Management Firm in advising the Company or any of its directors, officers

66083(8/96)
     or employees on minimizing potential harm to the Company arising from the Crisis Management Event, including but not limited to maintaining and restoring investor confidence in the Company.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

/s/ Ty Sagalow
Authorized Representative

66083(8/96)

PRE-APPROVED CRISIS MANAGEMENT FIRMS


(1)  Abernathy MacGregor Scanlon
     501 Madison Avenue
     New York, NY 10022
     (212) 371-5999
     Contact: James T. MacGregor

(2)  Burson-Marsteller
     230 Park Avenue South
     New York, NY 10003-1566
     (212) 614-5236
     Contact: Michael Claes

(3)  Kekst and Company.
     437 Madison Avenue
     New York, NY 10022
     (212) 593-2655
     Contact: Andrew Baer

(4)  Kroll Associates
     900 Third Avenue
     New York, NY 10022
     (212) 833-3385
     Contact: Richard G. McCormick

(5)  Robinson Lerer & Montgomery
     75 Rockefeller Plaza, 6th floor
     New York, NY 10019
     (212) 484-7721
     Contact: Michael Gross

(6)  Sard Verbinnen & Co.
     630 Third Avenue
     New York, NY 10017
     (212) 687-8080
     Contact: Paul Verbinnen or George Sard

(7)  Sitrick & Company
     2029 Century Park East
     Suite 1750
     Los Angeles, CA 90067
     (310) 788-2850
     Contact: Michael Sitrick

66083(8/96)

                                ENDORSEMENT # 12

This endorsement, effective 12:01 a.m. MAY 05, 1997, forms a part of policy number 485-38-16 issued to STV GROUP, INC.
by National Union Fire Insurance Company of Pittsburgh, PA.

                        EMPLOYMENT PRACTICES ENDORSEMENT

                                    COVERAGE

in consideration of the premium charged it is hereby understood and agreed that the coverage as is afforded by this policy is extended to Employment Practice Claims against an individual "Insured" (defined below) (whether such Claims are brought by (i) a past, present or prospective employee or employees, whether directly or by class action; or (ii) by the Employee Equal Opportunity
Commission  (EEOC)  or  any  other  state  or  federal  governmental   authority
regulating employment practices; or (iii) by any other person or entity), subject to both the terms, conditions and exclusions of this endorsement and the policy.

                                   DEFINITIONS

It is further understood and agreed that for the purposes of this endorsement only, the following definitions shall apply:

     (1) "Employment Practice Claims" shall mean any Claim relating to a past, present or prospective employee of the Company for, or arising out of the following: (i) any actual or alleged wrongful dismissal, discharge or termination (either actual or constructive), of employment; (ii) employment-related misrepresentation; (iii) wrongful failure to employ or promote; (iv) wrongful deprivation of career opportunity; (v) wrongful discipline; (vi) failure to grant tenure or negligent employee evaluation; (vii) failure to provide adequate employee policies and procedure; or (viii) sexual or workplace harassment of any kind, (including the alleged creation of a harassing workplace environment); or (ix) unlawful discrimination, (including sexual or workplace harassment or creation of a harassing workplace environment) whether direct, indirect, or unintentional.

     Employment Practices Claims shall include Claims brought under state, local or federal law(whether common or statutory)and shall include, but not be limited to, allegations of violations of the following federal laws (as amended), including regulations promulgated thereunder:

     1.   Family and Medical Leave Act of 1993

     2.   Americans with Disabilities Act of 1992 (ADA),

     3.   Civil Rights Act of 1991,

62748(5/95)

     4. Age Discrimination in Employment Act of 1967 (ADEA), including the Older Workers Benefit Protection Act of 1990.

     5. Title VII of the Civil Rights Law of 1964, as amended, including the Pregnancy Discrimination Act of 1978,

     6.   Civil Rights Act of 1866, Section 1981, and

     7.   Fifth and Fourteenth Amendments of the U.S. Constitution.

(2) The term "Insured" shall include, for the purposes of Employment Practices Claims only, any past, present or future duly elected individual Director or Officer or any past, present of future employee of the Company whether such individual is in a supervisory, co-worker or subordinate position or otherwise. Coverage shall automatically apply to all new employees after the inception date of the policy.

                                   EXCLUSIONS

It is further understood and agreed that solely for the additional coverage hereby granted for Employment Practices Claims exclusions (i) and (k) are amended as follows:

(1) Exclusion (i) is amended by deleting the phrase, "wrongful termination of employment claims", and substituting the phrase, "Employment Practice Claims" (as defined in this endorsement) and by deleting the word "former employee" and substituting the word "employee" to read as follows:

     (i) which are brought by any Insured or the Company; or which are brought by any security holder of the Company, whether directly or derivatively, unless such security holder's Claim(s) is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of; any Insured or the Company; provided, however, this exclusion shall not apply to Employment Practice Claims brought by an employee other than an employee who is or was a Director of the Company.

(2) Exclusion (k) is amended by deleting the phrase, "emotional distress", and by deleting the phrase, "or for injury from libel or slander or defamation or disparagement or for injury from a violation of a person's right of privacy", to read as follows:

     (k) for bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible property, including the loss of use thereof;

It is further understood and agreed that only as respects any additional coverage granted by virtue of this endorsement, the following exclusions shall apply:

(1) The Insurer shall not be liable for any Loss in connection with any Claim or Claims made against an Insured alleging, arising out of, based upon or attributable to any pending or prior litigation as of MAY 05, 1996, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

(2) The Insurer shall not be liable for any Loss in connection with any Claim or Claims made against an Insured for any alleged Wrongful Act committed prior to if any Insured(s), as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim.

ALL OTHER TERMS, CONDITIONS, AND EXCLUSIONS OF THE POLICY REMAIN UNCHANGED.


/s/ Ty Sagalow
AUTHORIZED REPRESENTATIVE

62748(5/95)